                                                                    EXHIBIT 99.8


CASE NAME:         KEVCO DISTRIBUTION, LP                   ACCRUAL BASIS

CASE NUMBER:       401-40789-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                       NORTHERN  DISTRICT OF     TEXAS
                      ----------             --------------

                             FORT WORTH    DIVISION
                      ---------------------

                            MONTHLY OPERATING REPORT

                      MONTH ENDING:    FEBRUARY 28, 2001
                                    -----------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                         TREASURER
--------------------------------------------          --------------------------
Original Signature of Responsible Party                         Title

     JOSEPH P. TOMCZAK                                       APRIL 13, 2001
--------------------------------------------          --------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ DENNIS S. FAULKNER                                     DEBTOR'S ACCOUNTANT
--------------------------------------------          --------------------------
Original Signature of Preparer                                  Title

     DENNIS S. FAULKNER                                     APRIL 13, 2001
--------------------------------------------          --------------------------
Printed Name of Preparer                                         Date

CASE NAME:     KEVCO DISTRIBUTION, LP                ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                                     MONTH            MONTH        MONTH
                                               SCHEDULED             -----            -----        -----
ASSETS                                           AMOUNT              FEB-01
------                                        ------------        ------------      ---------    ---------
1.    Unrestricted Cash (FOOTNOTE)                  41,421              41,529
2.    Restricted Cash
3.    Total Cash                                    41,421              41,529
4.    Accounts Receivable (Net)                 17,545,859          15,536,486
5.    Inventory                                 27,611,039          21,704,255
6.    Notes Receivable
7.    Prepaid Rent                                 236,697             236,245
8.    Other (Attach List)                          303,392             397,801
9.    Total Current Assets                      45,738,408          37,916,316
10.   Property, Plant & Equipment               22,049,500          22,050,042
11.   Less: Accumulated
      Depreciation/Depletion                    (6,151,901)         (6,316,718)
12.   Net Property, Plant & Equipment           15,897,599          15,733,324
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                              5,741,869           6,153,746
15.   Other (Attach List)                      100,961,429         108,257,291
16.   Total Assets                             168,339,305         168,060,678

POST PETITION LIABILITIES
17.   Accounts Payable                                               2,173,714
18.   Taxes Payable                                                    693,679
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                            5,176,106
23.   Total Post Petition Liabilities                                8,043,499

PRE PETITION LIABILITIES
24.   Secured Debt (FOOTNOTE)                   75,885,064          63,113,388
25.   Priority Debt (FOOTNOTE)                   1,412,879
26.   Unsecured Debt (FOOTNOTE)                 19,966,456          19,418,510
27.   Other (Attach List)                      243,205,150         244,090,104
28.   Total Pre Petition Liabilities           340,469,549         326,622,002
29.   Total Liabilities                        340,469,549         334,665,501

EQUITY
30.   Pre Petition Owners' Equity                                 (172,130,244)
31.   Post Petition Cumulative Profit
      Or (Loss)                                                      5,525,420
32.   Direct Charges To Equity
      (Attach Explanation Footnote)
33.   Total Equity                                                (166,604,824)
34.   Total Liabilities and Equity                                 168,060,677

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:      KEVCO DISTRIBUTION, LP                     SUPPLEMENT TO

CASE NUMBER:       401-40789-BJH-11                        ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                                       MONTH            MONTH        MONTH
                                                    SCHEDULED          -----            -----        -----
ASSETS                                               AMOUNT            FEB-01
------                                            ------------      ------------      ---------    ---------
A.     Inventory Vendor Deposit                        130,000           224,409
B.     Leased Facility Deposit                         173,392           173,392
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                           303,392           397,801

A.     Goodwill: Shepherd Products                   5,223,119         5,159,370
B.     Goodwill: DARCO                                 518,750           512,500
C.     Capitalized Lease (FOOTNOTE)                                      481,876
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                              5,741,869         6,153,746

       Intercompany Receivables
A.     (FOOTNOTE)                                  100,961,429       108,257,291
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                      100,961,429       108,257,291

POST PETITION LIABILITIES
A.     Accrued Liabilities (FOOTNOTE)                                    497,125
B.     Long Term Leases (FOOTNOTE)                                     1,139,156
C.     Accrued Interest: Bank                                              9,667
D.     Payroll                                                         3,530,159
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                 5,176,106

PRE PETITION LIABILITIES
A.     Interco.Payables (FOOTNOTE)                 114,705,150       115,590,104
B.     10 3/8% Senior Sub. Notes                   105,000,000       105,000,000
C.     Sr. Sub. Exchangeable Notes                  23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                             243,205,150       244,090,104

CASE NAME:      KEVCO DISTRIBUTION, LP                  ACCRUAL BASIS - 2

CASE NUMBER:      401-40789-BJH-11


INCOME STATEMENT

                                                 MONTH              MONTH       MONTH
                                                 -----              -----       -----        QUARTER
REVENUES                                         FEB-01                                       TOTAL
--------                                      -----------         ---------    --------    -----------
1.   Gross Revenues                            17,801,959                                   17,801,959
2.   Less: Returns & Discounts                   (761,691)                                    (761,691)
3.   Net Revenue                               17,040,268                                   17,040,268

COST OF GOODS SOLD
4.   Material                                  15,875,204                                   15,875,204
5.   Direct Labor                                 990,318                                      990,318
6.   Direct Overhead                            1,083,604                                    1,083,604
7.   Total Cost Of Goods Sold                  17,949,126                                   17,949,126
8.   Gross Profit                                (908,858)                                    (908,858)

OPERATING EXPENSES
9.   Officer / Insider Compensation                14,885                                       14,885
10.  Selling & Marketing                           24,064                                       24,064
11.  General & Administrative                      63,447                                       63,447
12.  Rent & Lease                                 526,422                                      526,422
13.  Other (Attach List)                        1,716,678                                    1,716,678
14.  Total Operating Expenses                   2,345,496                                    2,345,496
15.  Income Before Non-Operating
     Income & Expense                          (3,254,354)                                  (3,254,354)

OTHER INCOME & EXPENSES
16.  Non-Operating Income (Att List)
17.  Non-Operating Expense (Att List)           2,029,261                                    2,029,261
18.  Interest Expense                               2,828                                        2,828
19.  Depreciation / Depletion                     238,977                                      238,977
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses               (2,271,066)                                  (2,271,066)

REORGANIZATION EXPENSES
23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                         (5,525,420)                                  (5,525,420)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO DISTRIBUTION, LP                 SUPPLEMENT TO

CASE NUMBER:      401-40789-BJH-11                     ACCRUAL BASIS - 2


INCOME STATEMENT

                                            MONTH         MONTH            MONTH
                                            -----         -----            -----             QUARTER
OPERATING EXPENSES                          FEB-01                                            TOTAL
------------------                        ----------     -------          -------           ----------
A.    Payroll & Employee Benefits            918,390                                           918,390
B.    Insurance                              267,714                                           267,714
C.    Utilities & Telephone                  226,150                                           226,150
D.    Taxes                                  304,424                                           304,424
E.
  TOTAL OTHER OPERATING
    EXPENSES - LINE 13                     1,716,678                                         1,716,678

OTHER INCOME & EXPENSES
A.
B.
C.
D.
E.
TOTAL NON-OPERATING
  INCOME - LINE 16

A.    Interco. Asset Charge                  216,507                                           216,507
B.    Interco. Management Fee                211,855                                           211,855
C.    Interco. Royalty Fee                   565,996                                           565,996
D.    Interco. Interest Expense              992,059                                           992,059
E.    Accrued Liabilities (FOOTNOTE)          42,844                                            42,844
     TOTAL NON-OPERATING
       EXPENSE - LINE 17                   2,029,261                                         2,029,261

A.
B.
C.
D.
E.
 TOTAL OTHER EXPENSE - LINE
           21

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
        TOTAL OTHER
 REORGANIZATION EXPENSES -
         LINE 25

CASE NAME:       KEVCO DISTRIBUTION, LP                  ACCRUAL BASIS - 3

CASE NUMBER:       401-40789-BJH-11


                                                    MONTH             MONTH             MONTH
CASH RECEIPTS AND                                   -----             -----             -----       QUARTER
DISBURSEMENTS                                      FEB-01                                            TOTAL
-------------                                     --------           -------           -------      -------
1.    Cash - Beginning Of Month               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                     SUPPLEMENT TO
                                                         ACCRUAL BASIS - 3
CASE NUMBER:    401-40789-BJH-11


                                              KEVCO        KEVCO          KEVCO        KEVCO      KEVCO       KEVCO
                                             DIST LP       MFG.LP          MGMT       HOLDING   COMPONENTS     INC        TOTAL
                                           -----------  ------------   ------------  ---------  ----------   --------  -----------

   1    CASH-BEGINNING OF MONTH                 41,421        41,683      6,557,975        232         134      1,000    6,642,445

     RECEIPTS FROM OPERATIONS
   2    CASH SALES                             253,667            --                                                       253,667

     COLLECTION OF ACCOUNTS RECEIVABLE
   3    PRE PETITION                        13,527,813     6,073,470                                                    19,601,283
   4    POST PETITION                        2,122,364     1,535,289                                                     3,657,653
   5    TOTAL OPERATING RECEIPTS            15,903,844     7,608,759             --         --          --         --   23,512,603

     NON OPERATING RECEIPTS
   6    LOANS & ADVANCES                                          --                                                            --
   7    SALE OF ASSETS                                    11,782,255                                                    11,782,255
   8    OTHER                                                     --      1,104,148                                      1,104,148
             SALE EXPENSE REIMBURSEMENT                                      21,500
             ADP ADVANCE                                                  1,020,000
             INTEREST INCOME                                                 62,648

   9    TOTAL NON OPERATING RECEIPTS                --    11,782,255      1,104,148         --          --         --   12,886,403
  10    TOTAL RECEIPTS                      15,903,844    19,391,014      1,104,148         --          --         --   36,399,006
  11    CASH AVAILABLE                      15,945,265    19,432,697      7,662,123        232         134      1,000   43,041,451

     OPERATING DISBURSEMENTS
  12    NET PAYROLL                            513,728       859,526         75,595                                      1,448,849
  13    PAYROLL TAXES PAID                                        --        611,823                                        611,823
  14    SALES, USE & OTHER TAXES PAID           12,074         1,812            595                                         14,481
  15    SECURED/RENTAL/LEASES                  191,535        82,579        108,322                                        382,436
  16    UTILITIES                               10,705         3,181         25,786                                         39,672
  17    INSURANCE                                4,337           --         236,564                                        240,901
  18    INVENTORY PURCHASES                  5,836,642     3,814,900                                                     9,651,542
  19    VEHICLE EXPENSE                         68,467         1,237                                                        69,704
  20    TRAVEL                                  30,855        21,803            169                                         52,827
  21    ENTERTAINMENT                           14,203         1,766              6                                         15,975
  22    REPAIRS & MAINTENANCE                      764         3,188            256                                          4,208
  23    SUPPLIES                                 2,334        52,289            221                                         54,844
  24    ADVERTISING                                 --            --             --                                             --
  25    OTHER                                  190,513       118,812        629,428         --          --         --      938,753
                 FREIGHT                       184,578        82,949                                                       267,527
                 CONTRACT LABOR                  1,033            --         50,000                                         51,033
                 401 K PAYMENTS                                   --        149,278                                        149,278
                 PAYROLL TAX ADVANCE ADP                                    398,126                                        398,126
                 WAGE GARNISHMENTS                                           14,484                                         14,484
                 MISC.                           4,902        35,863         17,540                                         58,305

  26    TOTAL OPERATING DISBURSEMENTS        6,876,157     4,961,093      1,688,765         --          --         --   13,526,015

     REORGANIZATION DISBURSEMENTS
  27    PROFESSIONAL FEES                                         --                                                            --
  28    US TRUSTEE FEES                                           --                                                            --
  29    OTHER                                9,027,579    14,527,600    (11,772,924)        --          --         --   11,782,255
                 LOAN PAYMENTS                            11,782,255                                                    11,782,255
                 INTERCOMPANY TRANSFERS      9,027,579     2,745,345    (11,772,924)                                            --
                                                                                                                                --
                                                                  --
  30    TOTAL REORGANIZATION EXPENSE         9,027,579    14,527,600    (11,772,924)        --          --         --   11,782,255
  31    TOTAL DISBURSEMENTS                 15,903,736    19,488,693    (10,084,159)        --          --         --   25,308,270
  32    NET CASH FLOW                              108       (97,679)    11,188,307         --          --         --   11,090,736
                                           -----------  ------------   ------------  ---------  ----------   --------  -----------
  33    CASH- END OF MONTH                      41,529       (55,996)    17,746,282        232         134      1,000   17,733,181
                                           ===========  ============   ============  =========  ==========   ========  ===========

CASE NAME:      KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 4

CASE NUMBER:       401-40789-BJH-11

                                                                            MONTH               MONTH               MONTH
                                                     SCHEDULED              -----               -----               -----
ACCOUNTS RECEIVABLE AGING                             AMOUNT                FEB-01
-------------------------                           -----------          -------------         ---------          ---------
1.   0 - 30                                                                 14,608,699
2.   31 - 60                                                                   927,787
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                       17,545,859             15,536,486
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                       17,545,859             15,536,486


    AGING OF POST PETITION               MONTH:              FEB-01
    TAXES AND PAYABLES                         ---------------------------------

                                     0 - 30              31 - 60               61 - 90              91 +
    TAXES PAYABLE                     DAYS                 DAYS                  DAYS               DAYS             TOTAL
    -------------                 ------------        -------------         --------------       -----------       -----------
1.   Federal
2.   State
3.   Local
4.   Other (See Below)                 693,679                                                                         693,679
5.   Total Taxes Payable               693,679                                                                         693,679
6.   Accounts Payable                2,173,714                                                                       2,173,714


                                         MONTH:              FEB-01
                                               ---------------------------------

STATUS OF POST PETITION TAXES

                                    BEGINNING TAX    AMOUNT WITHHELD                         ENDING TAX
FEDERAL                               LIABILITY*     AND/OR ACCRUED      (AMOUNT PAID)       LIABILITY
-------                             -------------    ---------------     -------------       -----------
1.   Withholding **                                           88,629           (88,629)
2.   FICA - Employee **                                       54,510           (54,510)
3.   FICA - Employer **                                       54,510           (54,510)
4.   Unemployment                                              3,872            (3,872)
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                     201,521          (201,521)

STATE AND LOCAL
8.   Withholding                                              23,236           (23,236)
9.   Sales (FOOTNOTE)                       8,627                                                  8,627
10.  Excise
11.  Unemployment                                              8,032            (8,032)
12.  Real Property
13.  Personal Property (FOOTNOTE)         685,052                                                685,052
14.  Other (Attach List)
15.  Total State And Local                693,679             31,268           (31,268)          693,679
16.  Total Taxes                          693,679            232,788          (232,788)          693,679

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 5

CASE NUMBER:      401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

           MONTH:                     FEB-01
                       ----------------------------------

BANK RECONCILIATIONS                               Account # 1        Account # 2
--------------------                              ------------        ------------

A.   BANK:                                        SEE FOOTNOTE
B.   ACCOUNT NUMBER:                                                                  Other Accounts
C.   PURPOSE (TYPE):                                                                   (Attach List)          TOTAL
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                   DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                        PURCHASE           INSTRUMENT       PURCHASE PRICE      CURRENT VALUE
---------------------------                        --------           ----------       --------------      -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments

CASH
12.  Currency On Hand
13.  Total Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 6

CASE NUMBER:      401-40789-BJH-11
                                                       MONTH:     FEB-01
                                                             -------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                        TYPE OF        AMOUNT       TOTAL PAID
              NAME                      PAYMENT         PAID         TO DATE
              ----                   --------------   ---------     ----------
1.    Martin, Steve                  Payroll             14,885         14,885
2.    Martin, Steve                  Exp. Reimb.          1,397          1,397
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                         16,282         16,282

                                  PROFESSIONALS

                                  DATE OF
                                 COURT ORDER                                               TOTAL
                                 AUTHORIZING         AMOUNT      AMOUNT     TOTAL PAID     INCURRED
              NAME                 PAYMENT          APPROVED      PAID       TO DATE      & UNPAID *
              ----               -----------        --------     ------     ----------    ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                                              SCHEDULED      AMOUNTS       TOTAL
                                               MONTHLY        PAID         UNPAID
                                              PAYMENTS       DURING         POST
            NAME OF CREDITOR                    DUE           MONTH        PETITION
            ----------------                  ---------    -----------   -----------
1.    Bank of America (FOOTNOTE)                            11,782,255    63,113,388
2.    Leases Payable (FOOTNOTE)                                 Not Available
3.
4.
5.    (Attach List)
6.    TOTAL                                                 11,782,255    63,113,388


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:              KEVCO DISTRIBUTION, LP          ACCRUAL BASIS - 7

CASE NUMBER:            401-40789-BJH-11
                                                           MONTH:     FEB-01
QUESTIONNAIRE                                                    ---------------

                                                                                                 YES           NO
                                                                                                 ---           --
1.       Have any Assets been sold or transferred outside the normal course of business
         this reporting period?                                                                                X
2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                                   X
3.       Are any Post Petition Receivables (accounts, notes, or loans) due from related
         parties?                                                                                 X
4.       Have any payments been made on Pre Petition Liabilities this reporting period?           X
5.       Have any Post Petition Loans been received by the debtor from any party?                              X
6.       Are any Post Petition Payroll Taxes past due?                                                         X
7.       Are any Post Petition State or Federal Income Taxes past due?                                         X
8.       Are any Post Petition Real Estate Taxes past due?                                                     X
9.       Are any other Post Petition Taxes past due?                                                           X
10.      Are any amounts owed to Post Petition creditors delinquent?                                           X
11.      Have any Pre Petition Taxes been paid during the reporting period?                                    X
12.      Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

              SEE FOOTNOTES

INSURANCE

                                                                                                 YES           NO
                                                                                                 ---           --
1.       Are Worker's Compensation, General Liability and other necessary insurance
         coverages in effect?                                                                     X
2.       Are all premium payments paid current?                                                   X
3.       Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

                                                                                                 PAYMENT AMOUNT &
    TYPE OF POLICY                      CARRIER                     PERIOD COVERED                  FREQUENCY
    --------------                      -------                   -----------------           --------------------
Property                          Lexington, Allianz                5/29/00-5/29/01           Annual    $  286,600
Group Health                      Blue Cross/Blue Shield             Self Insured             Annual    $1,504,861
Auto                              Liberty Mutual                     9/1/00-9/1/01            Annual    $  250,245
General Liability                 Liberty Mutual                     9/1/00-9/1/01            Annual    $  313,520
Umbrella                          National Union                     6/1/00-9/1/01            Annual    $  103,349
Workers Compensation              Liberty Mutual                     9/1/00-9/1/01            Annual    $  944,320
Marine Cargo                      Firemans Fund                      9/1/00-9/1/01            Annual    $    6,000


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP

CASE NUMBER:       401-40789-BJH-11
                                              MONTH:      FEBRUARY 28, 2001
                                                     ---------------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS


ACCRUAL
BASIS
FORM        LINE
NUMBER      NUMBER                    FOOTNOTE / EXPLANATION
-------     ------       -------------------------------------------------------
1           1            Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3           1            Use of Existing Forms and Records; (2) Authorizing Maintenance of
                         Existing Corporate Bank Accounts and Cash Management System; and
                         (3) Extending Time to Comply with 11 U.S.C. Section 345
                         Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                         1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case
                         No. 401-40788-BJH-11). Accordingly, all cash receipts and
                         disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among
                         Kevco, Inc. and its subsidiaries is included in this report as a
                         Supplement to Accrual Basis --3. Debtor does maintain several small petty cash accounts for use by its operating divisions.
                         These petty cash accounts are included in the cash supplement schedule.

1           14C          Debtor has capitalized certain long-term property leases in
1           22B          accordance with Generally Accepted Accounting Principles. The asset "Capitalized Lease" was inadvertently omitted from Debtor's
                         Schedules. The liabilities were not included in Debtor's
                         Schedules although the leases were included in Schedule G.

1           15A          Intercompany receivables/payables are from/to co-debtors Kevco
1           27A          Management Co. (Case No. 401-40788-BJH-11), Kevco Manufacturing,
7           3            LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                         401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                         401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                         Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco,
                         Inc. (Case No. 401-40783-BJH-11). Debtor currently has
                         $108,257,291 of intercompany receivables and $115,590,104 of intercompany payables. The amounts reflected on Debtor's
                         schedules were $100,961,429 and $114,705,150 respectively. The change in intercompany balances has not been included in
                         post-petition activity due to the nature of the asset/liability.

1           22A          The Debtor records on its books accruals for certain liabilities
2           17E          based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not.
                         Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

ACCRUAL
BASIS
FORM        LINE
NUMBER      NUMBER                    FOOTNOTE / EXPLANATION
-------     ------       -------------------------------------------------------
1             24         Pursuant to an Asset Purchase Agreement approved by the
6             1          Court on February 23, 2001 and effective as of the same
7             4          date among Kevco, Inc., Kevco Manufacturing, LP,
                         Wingate Management Co. II, LP and Adorn, LLC, certain
                         assets and liabilities of Design Components, a division
                         of Kevco Manufacturing, were transferred to Adorn, LLC.
                         At the effective date of purchase, Buyer assumed
                         certain executory contracts, approximately $1.6 million
                         of Kevco Manufacturing's unsecured pre-petition
                         liabilities. $3.5 million of accounts receivable, $5
                         million of inventory and $2.2 million (book value) of
                         property and equipment. Payment was made directly to
                         Bank of America, the secured lender, thereby reducing
                         pre-petition secured debt. The secured debt owed to
                         Bank of America by Kevco, Inc. (Case No.
                         401-40783-BJH-11) has been guaranteed by all of its
                         co-debtors (see Footnote 1,15A); therefore, the
                         secured debt is reflected as a liability on all of the
                         Kevco entities. Kevco, Inc.'s report reflects the
                         transaction detail.

1             25         Pursuant to Order dated February 12, 2001 and
                         Supplemental Order dated March 14, 2001, debtors were
                         authorized to pay pre-petition salaries and wages up to
                         a maximum of $4,300 per employee. Debtors were also (a)
                         allowed to pay accrued vacation to terminated employees
                         and (b) permitted to continue allowing employees to use
                         vacation time as scheduled.

1             26         The pre-petition unsecured debt reduction is partially
                         due to vendor rebates earned pre-petition and applied
                         to pre-petition debt. In addition, certain credits have
                         been applied and invoice adjustments have been recorded
                         in the debtor's books and records. These adjustments
                         have been reflected on Line 26 of Accrual Basis--1.

4             9          Sales tax owing is an accrual only and not yet due.
4             13         Some of the property taxes payable may be pre-petition.
                         Once they are identified, the monthly operating report
                         will be adjusted.

5             1          Kevco Distribution, LP maintains several small petty
                         cash accounts for use by its various operating
                         divisions. Debtor has been unable to reconcile the bank
                         statements as of the date of filing this report.
                         Certain of the bank statements have not been located.
                         The Debtor is in the process of conducting complete
                         reconciliations of all bank statements and intends to
                         provide such information on subsequent Monthly
                         Operating Reports.

ACCRUAL
BASIS
FORM        LINE
NUMBER      NUMBER                    FOOTNOTE / EXPLANATION
-------     ------       -------------------------------------------------------
6           2            The Debtor is the lessee on hundreds of real and
                         personal property leases, the vast majority of which
                         have been or will soon be rejected. The Debtor does not
                         isolate monthly payments due or paid on account of such
                         leases. Instead, all lease payments are reflected in
                         the Debtor's accounts payable system. To separately
                         identify monthly accruals and payments on leases would
                         require an enormous outlay of the Debtor's accounting
                         personnel and professionals. The Debtor simply does not
                         have available to it the resources that would be
                         required to provide the detail requested. If any
                         party-in-interest desires specific information about
                         any specific lease, the Debtor will provide such
                         information upon request.